                                                                     Exhibit 4.4

FACE

SERIES E PREFERRED STOCK       Critical Path, Inc.      SERIES E PREFERRED STOCK

------------------                                   ---------------------------

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
THE STATE OF CALIFORNIA                            TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY
                                                       CUSIP ______________


THIS CERTIFIES THAT



is the record holder of

      FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES E PREFERRED STOCK,
                              $.001 PAR VALUE, OF

-------------------------------CRITICAL PATH, INC.------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:



             Senior Vice President,                 Chief Executive Officer
         General Counsel and Secretary
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BACK

                               CRITICAL PATH, INC.

A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES AND UPON THE HOLDERS THEREOF AS ESTABLISHED, FROM TIME TO TIME, BY THE ARTICLES OF INCORPORATION OF THE CORPORATION AND BY ANY CERTIFICATE OF DETERMINATION, AND THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES OF SHARES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGES FROM THE SECRETARY OF THE CORPORATION AT ITS CORPORATE HEADQUARTERS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE REDEEMABLE BY THE CORPORATION AT ITS OPTION ON OR AFTER [____________] UPON THE HAPPENING OF CERTAIN CIRCUMSTANCES. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON VOTING SUCH THAT EACH SHARE IS ENTITLED TO [__] VOTES. FOR SO LONG AS THE SHARES REPRESENTED BY THIS CERTIFICATE ARE OUTSTANDING, THE SHARES ARE CONVERTIBLE INTO SHARES OF THE CORPORATION'S COMMON STOCK AT ANY TIME UPON THE OPTION OF THE HOLDER IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN THE CERTIFICATE OF DETERMINATION OF PREFERENCES OF SERIES E REDEEMABLE CONVERTIBLE PREFERRED STOCK, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGES FROM THE SECRETARY OF THE CORPORATION AT ITS CORPORATE HEADQUARTERS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT___________Custodian______
                   (Cust)           (Minor)
                 under Uniform Gifts to Minors
                 Act _____________________
                           (State)


UNIF TRF MIN ACT ______Custodian (until age ___
                 (Cust)
                 ______under Uniform Transfers
                 (Minor)
                 to Minors Act ______________
                                  (State)


     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________


                                   X ___________________________________________

                                   X ___________________________________________
                              NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ______________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. Rule
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